UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36146	27-4332098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE Hickory, North Carolina		28602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (828) 324-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2022, CommScope Holding Company, Inc. (the “Company”) issued a press release relating to its financial results for the fourth quarter of 2021 and full fiscal year 2021. A copy of the press release, which is incorporated by reference herein, is attached hereto as Exhibit 99.1. Following the publication of the press release, the Company will host an earnings call during which its financial results for the fourth quarter of 2021 and full fiscal year 2021 will be discussed.

The foregoing information (including the exhibit hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 16, 2022, the board of directors (the “Board”) of the Company appointed Mindy Mackenzie to the Board, effective March 1, 2022, to fill the vacancy resulting from the previously disclosed retirement of Daniel F. Akerson, for a term expiring at the Company’s 2022 annual meeting of stockholders. At the Company’s 2022 annual meeting of stockholders, the Company will nominate Ms. Mackenzie for election as a director with a term expiring at the Company’s 2023 annual meeting of stockholders.

Ms. Mackenzie is a director designated by Carlyle Partners VII S1 Holdings, L.P. (“Carlyle”) pursuant to an Investment Agreement, dated as of November 8, 2018, between the Company and Carlyle, as described in the Company’s definitive proxy statement filed with the SEC on March 23, 2021, and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-36146), filed with the SEC on November 8, 2018.

The Board considered the independence of Ms. Mackenzie and concluded that Ms. Mackenzie is an independent director under the applicable listing standards of NASDAQ and the Company’s corporate governance guidelines.

Ms. Mackenzie will not receive any compensation from the Company in connection with her service as a director. Ms. Mackenzie will also enter into the Company’s standard indemnification agreement, as described in the Company’s definitive proxy statement filed with the SEC on March 23, 2021, and filed as Exhibit 10.22 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-190354), filed with the SEC on September 12, 2013.

There are no transactions between Ms. Mackenzie, on the one hand, and the Company, on the other hand, that would be reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit.	Description.
99.1	CommScope Holding Company, Inc. press release, dated February 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

INDEX OF EXHIBITS

Exhibit.	Description.
99.1	CommScope Holding Company, Inc. press release, dated February 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2022		COMMSCOPE HOLDING COMPANY, INC.

	By:	/s/ Kyle D. Lorentzen
		Name:	Kyle D. Lorentzen
		Title:	Executive Vice President and
Chief Financial Officer